Accrued Expenses - Summary of Accrued Expenses (Detail) - USD ($) $ in Thousands	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018
Payables and Accruals [Abstract]
Accrued external research, development and manufacturing costs	$ 2,696	$ 3,220	$ 673
Accrued employee compensation and benefits	1,880	1,878	1,367
Accrued licensing fees (Note 11)	777	697	1,168
Current portion of deferred rent			303
Other	526	1,266	228
Total accrued expenses	$ 5,879	$ 7,061	$ 3,739